EXHIBIT 10.4
CONTRIBUTION AGREEMENT
          THIS CONTRIBUTION AGREEMENT (this “Agreement”), dated as of September 30, 2010, is by and between PP IV LED LLC, a Delaware limited liability company (“Investor”), and LSGC Holdings LLC, a Delaware limited liability company (the “Company”).
          WHEREAS, Investor has executed the First Amended and Restated Limited Liability Company Agreement of the Company, dated the date hereof;
          WHEREAS, Investor wishes to effect a contribution to the Company the equity interests identified on Exhibit A hereto (the “Contribution”); and
          WHEREAS, the Company wishes to accept the Contribution and in consideration therefor credit Investor’s capital account with a capital contribution equal to the aggregate initial purchase price paid in exchange for the equity interests set forth in Exhibit A hereto, which aggregate amount is equal to $11,304,590.
          NOW THEREFORE, in consideration of the mutual promises, covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
     1. Contribution.
     As of the date hereof:
          (a) Investor shall contribute, transfer, assign, convey and deliver to the Company, as a contribution to capital, the Contribution; and
          (b) the Company shall accept the Contribution and immediately thereafter shall credit Investor’s capital account with a capital contribution equal to $11,304,590.
     2. Miscellaneous
          (a) This Agreement constitutes the entire Agreement and supersedes all prior agreements and understandings, whether oral or written, among the parties hereto with respect to the subject matter hereof.
          (b) This Agreement shall inure to the benefit of and be binding upon the parties hereto and their successors and assigns.
          (c) This Agreement may be executed in any number of counterparts, each of which shall, when executed, be deemed to be an original and all of which shall be deemed to be one and the same instrument.
          (d) This Agreement shall be governed by and construed and enforced in accordance with the laws of the state of Delaware, without reference to the conflict of laws principles thereof.

[Signature Page To Follow]

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement effective as of the date first written above.

COMPANY

LSGC HOLDINGS LLC

By: Pegasus Partners IV, L.P., its managing member

By: Pegasus Investors IV, L.P., its general partner

By: Pegasus Investors IV GP, L.L.C., its general partner

By:	/s/ Richard Weinberg
Name: Richard Weinberg
Title: Vice President

INVESTOR

PP IV LED LLC

By:	/s/ Richard Weinberg
Name: Richard Weinberg
Title: President
Signature Page to LSGC Holdings LLC Contribution Agreement

Exhibit A
Contributions from PP IV LED LLC
1)	742,360 Class A Membership Units in LED Holdings, LLC, a Delaware limited liability company (“LED”).

2)	388,099 Class E Membership Units in LED.
Exhibit — A